SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) JULY 22, 1997


                              MARKER INTERNATIONAL

             (Exact name of registrant as specified in its charter)


UTAH                                  0-24556                87-037275
(State or other jurisdiction of     (Commission            (IRS Employer
 incorporation)                     File Number)            ID Number)


1070 WEST 2300 SOUTH, SALT LAKE CITY, UTAH              84119
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (801) 972-2100



                  N/A
(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

     On July 22, 1997, the Registrant entered into a collaborative arrangement with NIKE, Inc., a publicly traded Oregon corporation, to research, design and develop winter sports products including snowboards, snowboard boots and bindings.

     On July 22, 1997, the Registrant also issued the news release set forth as
Exhibit 20(a) hereto.


Item 7.  Financial Statements, Pro Forma
         FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS

None.

(b) PRO FORMA FINANCIAL STATEMENTS

None.

(c) EXHIBITS

20(a) News Release, dated July 22, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MARKER INTERNATIONAL


                                           By: /S/ TERRY J. TUTTLE
                                               Name:  Terry J. Tuttle
                                               Title: Chief Financial Officer


Dated: July 29, 1997

                                  EXHIBIT INDEX

EXHIBIT       DESCRIPTION


20(a)         News Release, dated July 22, 1997.